UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2017 (July 1, 2017)

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Suite 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

As previously discussed in "Item 5. - Other Information" in the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 and the Current Report on Form 8-K filed on July 6, 2017 (the "Initial Report"), on May 8, 2017, Spark Energy, Inc. (the “Company”) and CenStar Energy Corp. (“CenStar”) entered into a Membership Interest and Stock Purchase Agreement (the “Verde Purchase Agreement”), by and among the Company, CenStar and Verde Energy USA Holdings, LLC (the "Seller"), pursuant to which CenStar agreed to purchase, and the Seller agreed to sell, all of the outstanding membership interests and stock in the companies listed therein (the "Verde Companies"). As reported in the Initial Report, on July 1, 2017, the Company and CenStar completed the acquisition from the Seller of all of the membership interests and stock in each of the Verde Companies.

This Current Report on Form 8-K/A amends and supplements the Initial Report to include the financial statements of the Verde Companies required by Item 9.01(a) of Form 8-K, the unaudited pro forma financial statements of the Company required by Item 9.01(b) of Form 8-K, and the exhibits under Item 9.01(d) of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of the Verde Companies as of and for the years ended December 31, 2016 and 2015 are included in this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.
The unaudited consolidated financial statements of the Verde Companies as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016 are included in this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016 are included in this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Accountant of the Verde Companies, PricewaterhouseCoopers, LLP
99.1	Audited Consolidated Financial Statements of the Verde Companies
99.2	Unaudited Condensed Consolidated Interim Financial Statements of the Verde Companies
99.3	Unaudited Pro Forma Condensed Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2017	Spark Energy, Inc.

	By:	/s/ Robert Lane
	Name:	Robert Lane
	Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Accountant of the Verde Companies, PricewaterhouseCoopers, LLP
99.1	Audited Consolidated Financial Statements of the Verde Companies
99.2	Unaudited Condensed Consolidated Interim Financial Statements of the Verde Companies
99.3	Unaudited Pro Forma Condensed Financial Information